SCHEDULE 14A

    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Salomon Brothers Series Fund Inc
                (Name of Registrant as Specified In Its Charter)

                                  Toby R. Serkin
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1. Title of each class of securities to which transaction applies:
    ----------------------------------------------------------------------------
    2. Aggregate number of securities to which transaction applies:
    ----------------------------------------------------------------------------
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ----------------------------------------------------------------------------
    4. Proposed maximum aggregate value of transaction:
    ----------------------------------------------------------------------------
    5. Total fee paid:
    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:
    ----------------------------------------------------------------------------

    2. Form, Schedule or Registration Statement No.:
    ----------------------------------------------------------------------------

    3. Filing Party:
    ----------------------------------------------------------------------------

    4. Date Filed:
    ----------------------------------------------------------------------------

             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
                                A SERIES OF THE
                       SALOMON BROTHERS SERIES FUNDS INC
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                     *****
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     *****
                                                               October 10, 2001

To the Shareholders of Salomon Brothers National Intermediate Municipal Fund:

     As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed on September 11, 2001. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States financial markets reopened on September 17, 2001.

     In light of these events, however, notice is hereby given that the Special Meeting of Salomon Brothers National Intermediate Municipal Fund (the "Fund"), a series of the Salomon Brothers Series Funds Inc, which had been adjourned to October 10, 2001, has been postponed to November 7, 2001, at 9:30 a.m. (New York time), and the location of the meeting has been changed to the offices of Citigroup Asset Management at 125 Broad Street, 11th Floor Conference Room, New York, New York. The Special Meeting is being held for the following purposes:

ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization that provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of the Fund to the Salomon Brothers National Tax Free Income Fund (the "National Tax Free Income Fund"), a series of Salomon Funds Trust, solely in exchange for shares of the National Tax Free Income Fund;
          (2) the distribution of the shares of the National Tax Free Income Fund to the shareholders of the Fund in liquidation of the Fund; and
          (3) the termination of the Fund.

ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

If you were a shareholder of record on July 13, 2001, you are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                             CHRISTINA T. SYDOR
                                             Secretary

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY VOTE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S), WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOU ALSO MAY CAST YOUR VOTE BY FAX, THE INTERNET OR TELEPHONE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY
























                      Please detach at perforation before mailing.





PROXY CARD           SALOMON BROTHERS SERIES FUNDS INC               PROXY CARD
             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 4, 2001


The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante and Thomas C. Mandia (the "Proxies") and each of them attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Salomon Brothers National Intermediate Municipal Fund (the "Meeting") to be held at the offices of Citigroup Asset Management, Seven World Trade Center, 40th Floor, Conference Room B, New York, New York 10048 on Tuesday, September 4, 2001 at 9:15 a.m. Eastern time and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of Salomon Brothers National Intermediate Municipal Fund that the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS DATED JULY 20, 2001 AND THE PROXY STATEMENT/PROSPECTUS DATED JULY 16, 2001.

                                VOTE BY INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE BY TELEPHONE: 1-800-597-7836
                                ______________________________________
                                CONTROL NUMBER:
                                ______________________________________

                              NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                ______________________________________
                                Signature
                                ______________________________________
                                Signature of joint owner, if any
                                ______________________________________
                                Date

          PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY


























                  Please detach at perforation before mailing.



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SALOMON BROTHERS SERIES FUNDS INC, WHICH RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK ONE OF THE BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:[ ]


1. To approve an Agreement and Plan of Reorganization,    FOR  AGAINST ABSTAIN
   attached to the Proxy Statement/Prospectus for the      []    []      []
   Meeting, which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of Salomon Brothers National Intermediate
   Municipal Fund (the "Acquired Fund"), a series of the
   Salomon Brothers Series Funds Inc, to the Salomon
   Brothers National Tax Free Income Fund (the "Acquiring
   Fund"), a series of Salomon Funds Trust, solely in exchange for shares of the Acquiring Fund; (2) the distribution of the shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund; and (3) the termination of the Acquired Fund.

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE